Exhibit 10.1

AMENDMENT NO. 14 TO CREDIT AGREEMENT

This Amendment No. 14 to Credit Agreement (this “Amendment”) dated as of December 6, 2019 is among Mid-Con Energy Properties, LLC, a Delaware limited liability company (the “Borrower”), the Guarantor (as defined below), the financial institutions that are identified below as Lenders (collectively, the “Lenders” and individually, a “Lender”), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

RECITALS

A.The Borrower, the Lenders and Wells Fargo Bank, National Association, as the Administrative Agent, are parties to that certain Credit Agreement dated as of December 20, 2011, as amended by that certain Agreement and Amendment No. 1 to Credit Agreement dated as of April 23, 2012, as amended by that certain Agreement and Amendment No. 2 to Credit Agreement dated as of November 26, 2012, as amended by that certain Agreement and Amendment No. 3 to Credit Agreement dated as of November 5, 2013, as amended by that certain Amendment No. 4 to Credit Agreement dated as of April 11, 2014, as amended by that certain Agreement and Amendment No. 5 to Credit Agreement dated as of November 17, 2014, as amended by that certain Amendment No. 6 to Credit Agreement dated as of February 12, 2015, as amended by that certain Agreement and Amendment No. 7 to Credit Agreement dated as of November 30, 2015, as amended by that certain Agreement and Amendment No. 8 to Credit Agreement dated as of April 29, 2016, as amended by that certain Amendment No. 9 to Credit Agreement dated as of May 31, 2016, as amended by that certain Amendment No. 10 to Credit Agreement dated as of August 11, 2016, as amended by that certain Amendment No. 11 to Credit Agreement and Limited Waiver dated as of December 22, 2017, as amended by that certain Amendment No. 12 to Credit Agreement dated as of January 31, 2018, and as amended by that certain Amendment No. 13 to Credit Agreement dated as of March 28, 2019 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”).

B.In connection with such Credit Agreement, Mid-Con Energy Partners, LP, a Delaware limited partnership and owner of 100% of the membership interests in the Borrower, executed and delivered that certain Guaranty dated as of December 20, 2011 (as the same may be amended, modified or supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Guaranteed Parties (as defined in the Guaranty) pursuant to which it became a Guarantor.

C.Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and Lenders are willing to agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

THEREFORE, the parties hereto hereby agree as follows:

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Article I
DEFINITIONS

Section 1.01Terms Defined Above.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 1.02Terms Defined in the Credit Agreement.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 1.03Other Definitional Provisions.  The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment.  Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Amendment unless otherwise specified.  All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 1.04Incorporation by Reference. The Recitals to this Amendment are incorporated herein by reference and made a part hereof for all purposes as though set forth in this Amendment verbatim.

Article II
AMENDMENTS

Section 2.01Amendments to Section 1.1 of the Credit Agreement.

(a)Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in alphabetical order to read as follows:

“Amendment No. 13” means that certain Amendment No. 13 to Credit Agreement dated as of March 28, 2019, among the Borrower, the Guarantor, the Lenders, and Wells Fargo Bank, N.A., as the Administrative Agent, the Collateral Agent, and an LC Issuer.

“Amendment No. 14” means that certain Amendment No. 14 to Credit Agreement dated as of December 6, 2019, among the Borrower, the Guarantor, the Lenders, and

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Wells Fargo Bank, N.A., as the Administrative Agent, the Collateral Agent, and an LC Issuer.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the Eurodollar Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the Eurodollar Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurodollar Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurodollar Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the Eurodollar Rate: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Eurodollar Rate permanently or indefinitely ceases to provide the Eurodollar Rate; or (2) in the case of clause (3) of the definition of “Benchmark

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Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the Eurodollar Rate: (1) a public statement or publication of information by or on behalf of the administrator of the Eurodollar Rate announcing that such administrator has ceased or will cease to provide the Eurodollar Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Eurodollar Rate; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the Eurodollar Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Eurodollar Rate, a resolution authority with jurisdiction over the administrator for the Eurodollar Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the Eurodollar Rate, which states that the administrator of the Eurodollar Rate has ceased or will cease to provide the Eurodollar Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Eurodollar Rate; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the Eurodollar Rate announcing that the Eurodollar Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th  day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Administrative Agent or the Required Lenders, as applicable, by notice to Borrower, Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Eurodollar Rate and solely to the extent that the Eurodollar Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the Eurodollar Rate for all purposes hereunder in accordance with Section 3.6(b) and (y) ending at the time that a Benchmark Replacement has replaced the Eurodollar Rate for all purposes hereunder pursuant to Section 3.6(b).

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

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“Borrowing Cap” means, as of any date, either (a) if as of such date, the pro forma ratio of the MLP’s Consolidated Funded Indebtedness to the MLP’s Consolidated EBITDAX (giving pro forma effect to any proposed or anticipated Loan or Letter of Credit on such date) is equal to or greater than 3.0 to 1.0, then $85,000,000, or (b) otherwise, not applicable.

“Covered Party” has the meaning assigned to such term in Section 10.16.

“Early Opt-in Election” means the occurrence of: (1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.03(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Eurodollar Rate, and (2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“Loan Limit” means, as of any date, the lesser of (a) the Borrowing Cap (to the extent applicable as of such date, as set forth in the definition thereof), and (b) the Borrowing Base.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to such term in Section 10.16.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Supported QFC” has the meaning assigned to such term in Section 10.16.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Unused Availability” means, at any time of determination, the Loan Limit minus the Facility Usage.

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“U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 10.16.

(b)Section 1.1 of the Credit Agreement is hereby amended to amend and restate the following definition to read as follows:

“Agreement” means this Credit Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11, Amendment No. 12, Amendment No. 13 and Amendment No. 14, as the same may be further amended, modified, supplemented, restated, replaced or otherwise modified from time to time.

“Revolver Maturity Date” means May 1, 2021.

(c)The definitions of “Applicable Margin” and “Liquidity” in Section 1.1 of the Credit Agreement are each hereby amended to replace the phrase “Borrowing Base” therein with the phrase “Loan Limit”.

Section 2.02Amendment to Article I of the Credit Agreement.  Article I of the Credit Agreement is hereby amended to add a new Section 1.7 to read as follows:

Section 1.7Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity interests at such time.

Section 2.03Amendments to Section 2.1 of the Credit Agreement.

(a)Clause (c) of the proviso in the first sentence of Section 2.1 of the Credit Agreement is hereby amended to replace the phrase “Borrowing Base” therein with the phrase “Loan Limit”.

(b)The fifth sentence of Section 2.1 of the Credit Agreement is hereby amended to replace the phrase “Commitment and the Borrowing Base” therein with the phrase “Commitment, the Borrowing Base and the Loan Limit”.

Section 2.04Amendment to Section 2.7(b) of the Credit Agreement.  Section 2.7(b) of the Credit Agreement is hereby amended to replace the phrase “in excess of the Borrowing Base” therein with the phrase “in excess of the Loan Limit”.

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Section 2.05Amendment to Section 2.10 of the Credit Agreement.  Section 2.10 of the Credit Agreement is hereby amended and restated to read as follows:

Section 2.10Borrower’s Reduction of Borrowing Base.  Until the termination of the Commitment Period, Borrower may, during the fifteen-day period beginning on each Determination Date (each such period being called in this section an “Option Period”), reduce the Borrowing Base and Borrowing Cap (by an equal amount) from the respective amounts designated by Administrative Agent to any lesser amounts.  To exercise such option, Borrower must within an Option Period send notice to Administrative Agent of the reduced amount of the Borrowing Base and Borrowing Cap chosen by Borrower at least 3 Business Days prior to the effective date of any such Borrowing Base and Borrowing Cap reduction.  If Borrower does not affirmatively exercise this option during an Option Period, the Borrowing Base and Borrowing Cap shall each be the amount previously designated by Administrative Agent.  Any election by Borrower of a reduced Borrowing Base and Borrowing Cap shall continue in effect until the next date as of which the Borrowing Base and Borrowing Cap are redetermined.

Section 2.06Amendment to Section 2.11(a) of the Credit Agreement.  Section 2.11(a) of the Credit Agreement is hereby amended and restated to read as follows:

(a)the Facility Usage does not exceed the Loan Limit at such time, as evidenced by reasonably detailed calculations, in form and substance reasonably acceptable to Administrative Agent, demonstrating the Loan Limit at such time; and

Section 2.07Amendment to Section 2.12(a) of the Credit Agreement.  Section 2.12(a) of the Credit Agreement is hereby amended and restated to read as follows:

(a)Borrower must make written application for any Letter of Credit or amendment or extension of any Letter of Credit at least 5 Business Days (or such shorter period as LC Issuer may in its discretion from time to time agree) before the date on which Borrower desires for LC Issuer to issue such Letter of Credit.  By making any such written application, unless otherwise expressly stated therein, Borrower shall be deemed to have represented and warranted that the LC Conditions described in Section 2.11 (other than Section 2.11(f)) will be met as of the date of issuance of such Letter of Credit, and such application shall include reasonably detailed calculations, in form and substance reasonably acceptable to Administrative Agent, demonstrating the Loan Limit at such time.  Each such written application for a Letter of Credit must be made in writing in the form customarily used by LC Issuer, the terms and provisions of which, to the extent not inconsistent with the terms hereof, are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by LC Issuer and Borrower).

Section 2.08Amendment to Section 2.16 of the Credit Agreement.  Section 2.16 of the Credit Agreement is hereby amended to replace the phrase “exceed the Borrowing Base” therein with the phrase “exceed the Loan Limit”.

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Section 2.09Amendment to Section 3.6 of the Credit Agreement.  Section 3.6 of the Credit Agreement is hereby amended and restated to read as follows:

Section 3.6  Alternative Rate of Interest.

(a)If prior to the commencement of any Interest Period for a Borrowing of Eurodollar Loans:

(i)Administrative Agent determines that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period (any such determination shall be conclusive absent manifest error); or

(ii)Administrative Agent is advised by Required Lenders that the Eurodollar Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then Administrative Agent shall give notice thereof to Borrower and Lenders by telephone or facsimile as promptly as practicable thereafter and, until Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist, (i) any Continuation/Conversion Notice that requests the Conversion of any Borrowing to, or Continuation of any Borrowing as, a Borrowing of Eurodollar Loans shall be ineffective and shall be deemed a request to continue such Borrowing as a Borrowing of Base Rate Loans and (ii) if any Borrowing Notice requests a Borrowing of Eurodollar Loans, such Borrowing shall be made as a Borrowing of Base Rate Loans.  Upon receipt of such notice, Borrower may revoke any pending request for a Borrowing of, Conversion to or Continuation of Eurodollar Loans.

(b)Effect of Benchmark Transition Event.  (i)  Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the Eurodollar Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the Eurodollar Rate with a Benchmark Replacement pursuant to this Section 3.6(b) will occur prior to the applicable Benchmark Transition Start Date.

(ii)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will

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have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 3.6(b) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.6(b).

(iv)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Borrowing of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon the Eurodollar Rate will not be used in any determination of the Base Rate.

Section 2.10Amendments to Section 7.12(c) of the Credit Agreement.  Section 7.12(c) of the Credit Agreement is hereby amended to replace the term “Unused Borrowing Base” with the term “Unused Availability”.

Section 2.11Amendments to Section 7.13 of the Credit Agreement.  Section 7.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.13Leverage Ratio.  At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2019, the ratio of the MLP’s Consolidated Funded Indebtedness to the MLP’s Consolidated EBITDAX will not exceed the applicable ratio set forth below for the applicable period then ending:

Period Ending	Applicable Ratio
December 31, 2019	4.00 to 1.00

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March 31, 2020	3.75 to 1.00
June 30, 2020 and thereafter	3.50 to 1.00

For the purposes of calculating Consolidated EBITDAX for any period of four consecutive Fiscal Quarters (each, a “Reference Period”) pursuant to any determination of the financial ratio contained in this section:

(a)for the Test Period ending December 31, 2019, such amounts shall be annualized by taking the results of the three (3) fiscal quarters ending December 31, 2019, and multiplying them by four (4) and dividing them by three (3); and

(b)all calculations of Consolidated EBITDAX shall be in all respects acceptable to and approved by the Administrative Agent and, if during such Reference Period, the MLP or any Consolidated Subsidiary shall have made a Material Disposition or Material Acquisition, the Consolidated EBITDAX for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition, as applicable, occurred on the first day of such Reference Period.  “Material Acquisition” means any acquisition of Oil and Gas Property or series of related acquisitions of Oil and Gas Properties that involves the payment of consideration by the MLP and the Consolidated Subsidiaries in excess of (i) $5,000,000 in the aggregate during a Fiscal Quarter or (ii) $3,000,000 for any single acquisition or series of related acquisitions of Oil and Gas Properties; and “Material Disposition” means any disposition of Oil and Gas Property or series of related dispositions of Oil and Gas Properties that yields gross proceeds to the MLP or any of the Consolidated Subsidiaries in excess of (A) $5,000,000 in the aggregate during a Fiscal Quarter or (B) $3,000,000 for any single disposition or series of related dispositions of Oil and Gas Properties.

Section 2.12Amendment to Section 10.1(a)(5) of the Credit Agreement.  Section 10.1(a)(5) of the Credit Agreement is hereby amended and restated to read as follows:

(5) increase the Borrowing Base or the Borrowing Cap (provided only the consent of Required Lenders is required for reaffirmations or decreases in the Borrowing Base or Borrowing Cap), and provided further that the Borrowing Cap may be adjusted in connection with any adjustment of the Borrowing Base pursuant to Section 2.9 in accordance with the same procedures set forth herein for adjustment of the Borrowing Base,

Section 2.13Amendment to Article X of the Credit Agreement.  Article X of the Credit Agreement is hereby amended to add a new Section 10.16 to read as follows:

Section 10.16Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit

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Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

Section 2.14Amendment to Exhibits B and C to the Credit Agreement.  Exhibits B and C to the Credit Agreement are hereby amended and restated in their respective entireties to read as set forth in Exhibits B and C attached hereto.

Article III
BORROWING  BASE REDETERMINATION

Section 3.01Borrowing Base Redetermination.  Effective as of the Effective Date, the Borrowing Base is hereby decreased from $110,000,000 to $95,000,000.  The Borrowing Base as adjusted will remain in effect until the next periodic redetermination of the Borrowing Base, unless otherwise adjusted pursuant to the provisions of Section 2.9 of the Credit Agreement.

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Article IV
REPRESENTATIONS AND WARRANTIES

Section 4.01Borrower Representations and Warranties.  The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date (defined below) as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (b) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Loan Documents.

Section 4.02Guarantor’s Representations and Warranties.  Guarantor represents and warrants that (a) the representations and warranties of Guarantor contained in the Guaranty and the representations and warranties contained in the other Loan Documents to which Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default or Event of Default has occurred which is continuing; and (c) the Liens under the Security Documents to which Guarantor is a party are valid and subsisting and secure Guarantor’s obligations under the Loan Documents.

Article V
CONDITIONS; ETC.

Section 5.01The Credit Agreement shall be amended as provided herein upon the date all of the following conditions precedent have been met (the “Effective Date”):

(a)The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the Borrower, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders party hereto:

(i)counterparts of this Amendment executed by the Borrower, the Administrative Agent, and Lenders comprising at least the Required Lenders, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii)a certificate signed by an Authorized Officer of the Borrower as of the Effective Date certifying that:

(A)to the knowledge of such responsible officer, as of the Effective Date, all the conditions precedent set forth in Section 5.01 of this Amendment have been satisfied or waived; and

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(B)there has been no event or circumstance since December 31, 2018, that has had or that could be reasonably be expected to have, either individually or in the aggregate, a Material Adverse Change; and

(b)All of the information (other than projections) made available by the Borrower to the Administrative Agent prior to the Effective Date shall be complete and correct in all material respects, and no changes or developments shall have occurred, and no new or additional information shall have been received or discovered by the Administrative Agent or the Lenders regarding the Borrower after December 31, 2018 that (A) either individually or in the aggregate could reasonably be expected to have a Material Adverse Change or (B) purports to adversely affect the Loan Documents or the rights of the Lenders thereunder; and

(c)The Borrower shall have paid to the Administrative Agent an extension fee for the account of each Lender, in the amount equal to 0.05% of such Lender’s Percentage Share of the Borrowing Base as in effect on the Effective Date

(d)The Borrower shall have paid all commitment, facility, agency and other fees required to be paid and then due to Administrative Agent or any Lender pursuant to any Loan Documents or any commitment letter or agreement heretofore entered into.

(e)The Borrower shall have paid or reimbursed the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment prior to the Effective Date.

Without limiting the generality of the provisions of Section 10.1 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

Article VI
MISCELLANEOUS

Section 6.01Effect on Loan Documents; Acknowledgements.

(a)Each of the Borrower, the Guarantor, Administrative Agent, the LC Issuers and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Loan Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Loan Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantor acknowledge and agree that their respective liabilities and

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obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Amendment.

(b)From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

(c)This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.

(d)Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

(e)None of the Administrative Agent, the LC Issuer nor any Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto or (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

Section 6.02Reaffirmation of the Guaranty.  Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which Guarantor is a party).

Section 6.03Counterparts.  This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.  This Amendment shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  This Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail.  The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Restricted Persons and Lender Parties.  The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-

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signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

Section 6.04Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 6.05Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 6.06Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of New York and the laws of the United States, without regard to principles of conflicts of laws.

Section 6.07RELEASE. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each of the Lender Parties and each Lender Counterparty, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the effective date of this Amendment and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement or any other Loan Document (collectively, the “Released Matters”).  In entering into this Amendment, each Credit Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 6.07 shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and payment in full of the Obligations.

Section 6.08Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER

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HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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EXECUTED to be effective as of the date first above written.

BORROWER:

MID-CON ENERGY PROPERTIES, LLC, a
Delaware limited liability company

By:		Mid-Con Energy Partners, LP, a
Delaware limited partnership, its
Sole Member

By:		Mid-Con Energy GP, LLC, a
Delaware limited liability company,
Its General Partner

	By:	/s/Jeffrey R. Olmstead
Jeffrey R. Olmstead
President & Chief Executive Officer

GUARANTOR:

MID-CON ENERGY PARTNERS, LP, a
Delaware limited partnership

By:	Mid-Con Energy GP, LLC, a
Delaware limited liability company,
Its General Partner

	By:	/s/Jeffrey R. Olmstead
Jeffrey R. Olmstead
President & Chief Executive Officer

Signature Page

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Credit Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent, as Collateral Agent, as an LC
Issuer and as a Lender

By:	/s/Maxwell B. Gilbert
Name:	Maxwell B. Gilbert
Title:	Vice President

Signature Page

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Credit Agreement

LENDERS:

ROYAL BANK OF CANADA
as a Lender

By:	/s/Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page

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Credit Agreement

FROST BANK
as a Lender

By:	/s/Justin Armstrong
Name:	Justin Armstrong
Title:	Senior Vice President

Signature Page

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Credit Agreement

FIFTH THIRD BANK
as a Lender

By:	/s/Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

Signature Page

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CIT BANK, N.A.,
as a Lender

By:	/s/Sean M. Murphy
Name:	Sean M. Murphy
Title:	Managing Director

Signature Page

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CADENCE BANK
as a Lender

By:	/s/Anthony Blanco
Name:	Anthony Blanco
Title:	Senior Vice President

Signature Page

Amendment No. 14
Mid-Con Energy Properties, LLC
Credit Agreement

WEST TEXAS NATIONAL BANK
as a Lender

By:	/s/Thomas E. Stemlar, Jr.
Name:	Thomas E. Stemlar, Jr.
Title:	Senior Vice President

Signature Page

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Credit Agreement

EXHIBIT B

BORROWING NOTICE

Reference is made to that certain Credit Agreement dated as of December 20, 2011 (as from time to time amended, the “Agreement”), by and among MID-CON ENERGY PROPERTIES, LLC (“Borrower”), Wells Fargo Bank, National Association, as Administrative Agent, and certain financial institutions (“Lenders”).  Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.  Pursuant to the terms of the Agreement, Borrower hereby requests a Borrowing of new Loans to be advanced pursuant to Section 2.1 of the Agreement as follows:

Aggregate amount of Borrowing:$__________________

Type of Loans in Borrowing:	__________________

Date on which Loans are to be advanced: __________________

Length of Interest Period for Eurodollar Loans (1, 2, 3, or 6 months): __________ Months

Pro forma ratio of the MLP’s Consolidated Funded Indebtedness to the MLP’s Consolidated EBITDAX (giving pro forma effect to such proposed Loans on such date) (calculations attached):__________________

Loan Limit:	__________________

If combined with existing Loans, see attached Continuation/Conversion Notice.

To induce Lenders to make such Loans, the undersigned, a Responsible Officer of the Borrower hereby represents, warrants, acknowledges, and agrees to and with Administrative Agent and each Lender that:

(a)

The officer signing this instrument is the duly elected, qualified and acting officer of Borrower as indicated below such officer’s signature hereto having all necessary authority to act on behalf of Borrower in making the request herein contained.

(b)

The representations and warranties of Restricted Persons set forth in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except (i) to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement or (ii) such representations and warranties that expressly refer to an earlier date, which shall have been true as of such earlier date), with the same effect as though such representations and warranties had been made on and as of the date hereof.

(c)

There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Default exist upon Borrower’s receipt and application of the Borrowing requested hereby.  Borrower will use the Loans hereby requested in compliance with Section 2.4 of the Agreement.

EXHIBIT B – PAGE 1

(d)

Except to the extent waived in writing as provided in Section 10.1(a) of the Agreement, each Restricted Person has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by such Restricted Person on or prior to the date hereof, and each of the conditions precedent to Loans contained in the Agreement remains satisfied.

(e)	Facility Usage, after the making of the Loans requested hereby, will not be in excess of the Loan Limit on the date requested for the making of such Loans.
(f)

The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement.  The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

The Responsible Officer signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgements and agreements of Borrower are true, correct and complete.

IN WITNESS WHEREOF, this instrument is executed as of ____________, 20__.

MID-CON ENERGY PROPERTIES, LLC, a

Delaware limited liability company

By:Mid-Con Energy Partners, LP, a

Delaware limited partnership, its

Sole Member

By:Mid-Con Energy GP, LLC, a

Delaware limited liability company,

Its General Partner

By: ________________________

Jeffrey R. Olmstead

President and Chief Executive Officer:

EXHIBIT B – PAGE 2

EXHIBIT C

CONTINUATION/CONVERSION NOTICE

Reference is made to that certain Credit Agreement dated as of December 20, 2011 (as from time to time amended, the “Agreement”), by and among MID-CON ENERGY PROPERTIES, LLC (“Borrower”), Wells Fargo Bank, National Association, as Administrative Agent, and certain financial institutions (“Lenders”).  Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

Borrower hereby requests a Conversion or Continuation of existing Loans into a new Borrowing pursuant to Section 2.3 of the Agreement as follows:

Existing Borrowing(s) to be continued or converted:

$____________ of Eurodollar Loans with Interest Period ending ______________

$____________ of Base Rate Loans

If being combined with new Loans, $____________ of new Loans to be advanced on ____________.

Aggregate amount of new Borrowing: $__________________

Type of Loans in new Borrowing: __________________

Date of Continuation or Conversion:__________________

Length of Interest Period for Eurodollar Loans

(1, 2, or 3 months):___________ months

Pro forma ratio of the MLP’s Consolidated Funded Indebtedness to the MLP’s Consolidated EBITDAX (giving pro forma effect to such proposed Loans on such date) (calculations attached):__________________

Loan Limit:	__________________

To meet the conditions set out in the Agreement for such Conversion/Continuation, Borrower hereby represents, warrants, acknowledges, and agrees to and with Administrative Agent and each Lender that:

(a)

The Responsible Officer of Borrower signing this instrument is a duly elected, qualified and acting officer of Borrower as indicated below such officer’s signature hereto having all necessary authority to act on behalf of Borrower in making the request herein contained.

EXHIBIT C – PAGE 1

(b)	There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement.
(c)

The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement.  The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

The Responsible Officer of Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrower are true, correct and complete.

IN WITNESS WHEREOF this instrument is executed as of ______________, 20__.

MID-CON ENERGY PROPERTIES, LLC, a

Delaware limited liability company

By:Mid-Con Energy Partners, LP, a

Delaware limited partnership, its

Sole Member

By:Mid-Con Energy GP, LLC, a

Delaware limited liability company,

Its General Partner

By: ________________________

Jeffrey R. Olmstead

President and Chief Executive Officer

EXHIBIT C – PAGE 2